                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: December 2, 2005

                             FLAGSTAR BANCORP, INC.
             (Exact name of registrant as specified in its charter)

             MICHIGAN                     1-16577              38-3150651
 (State or other jurisdiction of     (Commission File       (I.R.S. Employer
         incorporation)                   Number)          Identification No.)


       5151 CORPORATE DRIVE, TROY, MICHIGAN                       48098
     (Address of principal executive offices)                   (Zip Code)


                                 (248) 312-2000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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    ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 29, 2005, the Board of Directors of Flagstar Bank (the "Company") approved the acceleration of vesting of unvested and "out-of-the-money" stock options previously awarded to members of the Board of Directors, executive officers and current employees that had exercise prices per share of $19.35 or higher. The Board of Directors believes that it is in the best interest of the shareholders to accelerate these options, as it will have a positive effect on future earnings of the Company by reducing the impact of recording compensation expense upon the implementation of Financial Accounting Standards No. 123 (revised 2004), " Share-Based Payment" (SFAS 123R).

       The following table summarized the options subject to acceleration:

                                                                                       Weighted Average
                                         Aggregate Number of Shares Issuable Under     Exercise Price Per
                                         Accelerated Options                           Share
---------------------------------------- ------------------------------------------- ------------------------
Non-employee Directors                                     17,500                            $19.78
---------------------------------------- ------------------------------------------- ------------------------
Executive Officers as a group                             452,496                            $21.47
---------------------------------------- ------------------------------------------- ------------------------
Other employees                                           359,903                            $23.13
---------------------------------------- ------------------------------------------- ------------------------
Total                                                     829,899                            $22.16
---------------------------------------- ------------------------------------------- ------------------------

The Board of Directors' decision to accelerate the vesting of these options was in anticipation of compensation expense to be recorded upon the implementation of SFAS 123R. SFAS 123R will require that compensation costs related to share-based payment transactions, including the issuance of stock options, be recognized in the financial statements based on their fair value at grant date. Flagstar Bank is required to adopt the revised standard in the first quarter of 2006. Currently, the Company accounts for its share-based payment transactions under the provision of APB 25, which does not necessarily require the recognition of compensation cost in the consolidated statement of earnings in the financial statements.

It is estimated that the future compensation expense that would have been recorded in the consolidated statement of earnings and which will not be recorded, based on the Company's implementation date for SFAS 123R of January 1, 2006, is approximately $3 million (pre-tax) based on value calculations using the Black-Scholes methodology. The Company will report the impact of the acceleration as a fourth quarter event and in its 2005 financial statements as pro forma footnote disclosures, as permitted under the transition guidance provided by the Financial Accounting Standards Board.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

                (c) The following exhibit is being furnished herewith:

Exhibit No.    Exhibit Description
-----------    -------------------
99.1           Press release of Flagstar Bancorp, Inc. dated December 2, 2005.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     FLAGSTAR BANCORP, INC.


      Dated: December 2, 2005            By: /s/ Paul D. Borja
                                                ------------------------------
                                                Paul D. Borja
                                                Executive Vice President, Chief
                                                Financial Officer


                                        2



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                                 EXHIBIT INDEX

Exhibit No.    Exhibit Description
-----------    -------------------
99.1           Press release of Flagstar Bancorp, Inc. dated December 2, 2005.